anavex™
LIFE SCIENCES Corp.



NASDAQ: AVXL

Corporate Presentation

Christopher U. Missling, PhD

President & CEO

2016

Safe Harbor

This presentation contains forward-looking statements made within the meaning of the Private Securities Litigation Reform Act of 1995 by Anavex™ Life Sciences Corp. and its representatives. These statements can be identified by introductory words such as ``expects,'' ``plans,'' ``intends,'' ``believes,'' ``will,'' ``estimates,'' ``forecasts,'' ``projects'' or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Anavex Life Sciences Corp. with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Anavex Life Sciences Corp. undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Anavex Life Sciences Corp. cannot be sure when or if it will be permitted by regulatory agencies to undertake clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Anavex Life Sciences Corp. will obtain regulatory approval for any ”phase” of clinical trials. We also cannot be sure of the clinical outcome for efficacy or safety of our compounds. Potential investors should refer to the risk factors in our reports filed on Edgar.

Developing Differentiated Therapeutics for the Treatment of Neurodevelopmental and Neurodegenerative Diseases

Convergence of Pathological and Genetic Lesions in All Neurodegenerative Diseases: ER-Mitochondria Axis Disruption

Trends in Neurosciences

CellPress

Review

There's Something Wrong with my MAM; the ER–Mitochondria Axis and Neurodegenerative Diseases

Sebastien Paillusson,[1,3] Radu Stoica,[1,3] Patricia Gomez-Suaga,[1] Dawn H.W. Lau,[1] Sarah Mueller,[1] Tanya Miller,[2,*] and Christopher C.J. Miller[1,*]

Alzheimer's disease (AD), Parkinson's disease (PD), and amyotrophic lateral sclerosis with associated frontotemporal dementia (ALS/FTD) are major neurodegenerative diseases for which there are no cures. All are characterised by damage to several seemingly disparate cellular processes. The broad nature of

nature COMMUNICATIONS

ARTICLE

Received 29 Oct 2013 | Accepted 10 Apr 2014 | Published 27 May 2014 OPEN

Conformational targeting of intracellular Aβ oligomers demonstrates their pathological oligomerization inside the endoplasmic reticulum

Giovanni Meli[1], Agnese Lecci[1], Annalisa Manca[1], Nina Krako[1,2], Valentina Albertini[3], Luisa Benussi[3], Roberta Ghidoni[3] & Antonino Cattaneo[1,2]

Aβ oligomers (AβOs) are crucially involved in Alzheimer's Disease (AD). However, the lack of selective approaches for targeting these polymorphic Aβ assemblies represents a major hurdle in understanding their biosynthesis, traffic and actions in living cells. Here, we established a subcellularly localized conformational-selective interference (CSI) approach, based on the expression of a recombinant antibody fragment against AβOs in the endoplasmic reticulum (ER). By CSI, we can control extra- and intracellular pools of AβOs produced in an AD-relevant cell model, without interfering with the maturation and processing of the Aβ precursor protein. The anti-AβOs intrabody selectively intercepts critical AβO conformers in the ER, modulating their assembly and controlling their actions in pathways of cellular homeostasis and synaptic signalling. Our results demonstrate that intracellular Aβ undergoes pathological oligomerization through critical conformations formed inside the ER. This establishes intracellular AβOs as key targets for AD treatment and presents CSI as a potential targeting strategy.

Neuroscience and Biobehavioral Reviews 46 (2014) 202–217

Contents lists available at ScienceDirect

Neuroscience and Biobehavioral Reviews

journal homepage: www.elsevier.com/locate/neubiorev

ELSEVIER

Review

Mitochondrial dysfunction as a central actor in intellectual disability-related diseases: An overview of Down syndrome, autism, Fragile X and Rett syndrome

Daniela Valenti[a], Lidia de Bari[a], Bianca De Filippis[b], Alexandra Henrion-Caude[c], Rosa Anna Vacca[a,*]

[a] Institute of Biomembranes and Bioenergetics, National Council of Research, Bari, Italy
[b] Section of Behavioural Neuroscience, Department of Cell Biology and Neurosciences, Istituto Superiore di Sanità Roma, Italy
[c] INSERM U781 Hôpital Necker – Enfants Malades, Paris, France

ARTICLE INFO

Article history:
Received 2 July 2013
Received in revised form 5 November 2013
Accepted 13 January 2014

ABSTRACT

Clinical manifestations typical of mitochondrial diseases are often present in various genetic syndromes associated with intellectual disability, a condition leading to deficit in cognitive functions and adaptive behaviors. Until now, the causative mechanism leading to intellectual disability is unknown and the progression of the condition is poorly understood.

ELSEVIER

Alzheimer's & Dementia ■ (2016) 1-12

Alzheimer's & Dementia

Meta-analysis of synaptic pathology in Alzheimer's disease reveals selective molecular vesicular machinery vulnerability

Martijn C. de Wilde[a,1], Cassia R. Overk[b,1], John W. Sijben[a], Eliezer Masliah[b,c,*]

[a] Nutricia Advanced Medical Nutrition, Nutricia Research, Utrecht, The Netherlands
[b] Department of Neurosciences, University of California, San Diego, La Jolla, CA, USA
[c] Department of Pathology, University of California, San Diego, La Jolla, CA, USA

Abstract

Introduction: Loss of synapses best correlates to cognitive deficits in Alzheimer's disease (AD) in which oligomeric neurotoxic species of amyloid-β appears to contribute synaptic pathology. Although a number of clinical pathologic studies have been performed with limited sample size, there are no systematic studies encompassing large samples. Therefore, we performed a meta-analysis study.

Methods: We identified 417 publications reporting postmortem synapse and synaptic marker loss from AD patients. Two meta-analyses were performed using a single database of subselected publications and calculating the standard mean differences.

Results: Meta-analysis confirmed synaptic loss in selected brain regions is an early event in AD pathogenesis. The second meta-analysis of 57 synaptic markers revealed that presynaptic makers were affected more than postsynaptic markers.

Discussion: The present meta-analysis study showed a consistent synaptic loss across brain regions and that molecular machinery including endosomal pathways, vesicular assembly mechanisms, glutamate receptors, and axonal transport are often affected.

Sources: *Miller et al. Trends in Neurosciences, March 2016, Vol. 39, No. 3; Vacca et al. Neuroscience and Biobehavioral Reviews 46 (2014) 202–217; Meli et al. NATURE COMMUNICATIONS | DOI: 10.1038/ncomms4867; Masliah et al. Alzheimer's & Dementia - (2016) 1-12*

Common in All Neurodegenerative Diseases: ER-Mitochondria Axis Disruption … Sigma-1R Restores Association …



Disease situation
Normal situation
ER
ER
Mitochondrion
ER
Mitochondrion
Mitochondrion
GSK-3β
TDP-43
ANAVEX 2-73
ANAVEX 2-73

Endoplasmic reticulum (ER)-Mitochondria associations are disrupted in neurodegenerative diseases …[#]

… Sigma-1R restores association[##]

[#] *Cause of disruption is multifactorial,e.g. Abeta oligomers build-up inside ER; Source: Meli et al. NATURE COMMUNICATIONS | DOI: 10.1038/ncomms4867; Miller et al. Trends in Neurosciences, March 2016, Vol. 39, No. 3;* [##] *Lahmy et al. Neuropsychopharmacology (2013) 38, 1706–1723*

ANAVEX™ 2-73: Confirmed Targeted Indications: From Rare Disease Indication to Largest CNS Indication …

Rett Syndrome (RTT)
Rare neurodevelopmental disease
- Preclinical validation, RettSyndrome.org ☑
- Planning blinded controlled Phase 2 ☐

Alzheimer's Disease (AD)
Neurodegenerative disease
- Clinical validation Phase 2a ☑
- Planning blinded controlled Phase 2/3 ☐


Trends in Pharmacological Sciences

CellPress

Opinion

The Sigma-1 Receptor as a Pluripotent Modulator in Living Systems

Tsung-Ping Su,[1,*] Tzu-Chieh Su,[1] Yoki Nakamura,[1] and Shang-Yi Tsai[1]

The sigma-1 receptor (Sig-1R) is an endoplasmic reticulum (ER) protein that resides specifically in the mitochondria-associated endoplasmic reticulum (ER) membrane (MAM), an interface between ER and mitochondria. In addition to being able to translocate to the plasma membrane (PM) to interact with ion channels and other receptors, Sig-1R also occurs at the nuclear envelope, where it recruits chromatin-remodeling factors to affect the transcription of genes. Sig-1Rs have also been reported to interact with other membranous or soluble proteins at other loci, including the cytosol, and to be involved in several central nervous system (CNS) diseases. Here, we propose that Sig-1R is a pluripotent modulator with resultant multiple functional manifestations in living systems.

ANAVEX 2-73
Sigma-1 Receptor Agonist
"Pluripotent Modulator"

- Modulating Ca^{2+}
- Neuroprotective
- Reducing mitochondrial dysfunction
- Reducing protein misfolding
- Reducing oxidative stress
- Reducing inflammation

Depression
Preclinical validation ☑

Anxiety
Preclinical validation ☑

Epilepsy (seizures)
Preclinical validation ☑

Multiple Sclerosis (MS)
Preclinical validation ☑

Parkinson's#
Preclinical validation, MJFF ☐

Michael J Fox Foundation (MJFF) currently testing ANAVEX 2-73 in Parkinson's disease models; Su and Tsai et al. Trends Pharmacol Sci. 2016 Apr;37(4):262-78. doi: 10.1016/j.tips.2016.01.003. Epub 2016 Feb 9.

Neurodegenerative Disease Pipeline



PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
ANAVEX™ 2-73
ALZHEIMER'S
COGNITION IN NEUROPSYCHIATRIC
EPILEPSY
PARKINSON'S
MULTIPLE SCLEROSIS (MS)
RARE DISEASE, RETT SYNDROME
ANAVEX™ 3-71 (AF710B)
FRONTOTEMPORAL DEMENTIA (FTD)
ALZHEIMER'S
PARKINSON'S
ANAVEX™ 1-41
DEPRESSION
STROKE
PARKINSON'S
ALZHEIMER'S
ANAVEX™ 1079
CANCER (MELANOMA)
ACUTE & NEUROPATHIC PAIN
ANAVEX™ 1067
CANCER (PANCREAS)
ACUTE & NEUROPATHIC PAIN
ANAVEX™ 1037
CANCER (PROSTATE)
CANCER (COLON)
ACUTE & NEUROPATHIC PAIN
ANAVEX ™1519
CANCER (OVARIAN)
ACUTE & NEUROPATHIC PAIN
ANAVEX™ 1066
CANCER (PROSTATE)
CANCER (PANCREAS)
ACUTE & NEUROPATHIC PAIN
In Progress
In Preparation
Alzheimer's and CNS
Oncology and Pain

Positive Preclinical Data of ANAVEX™ 2-73 in Rare Disease: Rett Syndrome

What is Rett Syndrome?

- Rare non-inherited genetic postnatal progressive neurodevelopmental disorder
- Caused by mutation of *MECP2* gene
- Occurs almost exclusively in girls and leads to severe impairments
- One in 10,000 to 15,000 girls
- Seizures
- Anxiety disorder
- Cognitive impairment
- Loss of speech
- Loss of purposeful hand movements and development of stereotypic hand movements
- Balance and coordination issues, decrease or loss of ability to walk



Experiment to Study ANAVEX 2-73 in *MECP2* Rett syndrome disease mouse model supported by Rettsyndrome.org

Image Source: RettSyndrome.org, patient Jilly

Assessment of ANAVEX 2-73 in a *MECP2* Rett Syndrome Model

- Administration of ANAVEX 2-73 results in both significant and dose related improvements in an array of behavioral paradigms in the *MECP2* HET Rett syndrome disease model

- Taken together, these behavioral paradigms measure different aspects of muscular coordination, balance, motor learning and muscular strengths, some of the core deficits observed in Rett syndrome

Coupled with positive human safety and cognition data, as well as preclinical anti-seizure and anti-anxiety data, ANAVEX 2-73 might be a potential drug candidate to investigate in Rett syndrome

Clasping as a Behavioral Paradigm



Clasping at 8 weeks
p<0.001
***
p<0.05
*
Clasping Hindlimbs (%)
100
90
80
70
60
50
40
30
20
10
0
Mecp2_WT Vehicle
Mecp2_HET Vehicle
Mecp2_HET AV2-73 (10 mg/kg)
Mecp2_HET AV2-73 (30 mg/kg)



Clasping at 12 weeks
p<0.01
**
p<0.05
*
Clasping Hindlimbs (%)
100
90
80
70
60
50
40
30
20
10
0
Mecp2_WT Vehicle
Mecp2_HET Vehicle
Mecp2_HET AV2-73 (10 mg/kg)
Mecp2_HET AV2-73 (30 mg/kg)



Normal
Impaired

Mice treated with AV2-73 (30 mg/kg) clasped less than vehicle-treated mutant mice ($p<0.05$ at 8 and 12 weeks)

Multiple Behavioral Rett Syndrome Paradigms Demonstrate Significant Improvement

Startle: Wild type (WT) mice have a higher startle response compared to impaired mice: AV2-73 treated mice showed a significant **increase in startle response** compared to vehicle-treated mutant mice

Rotarod: **Motor Coordination** and **exercise capacity** are assessed: AV2-73 treated mice took significantly more time to fall off rod & fell at higher speeds compared to vehicle-treated mutant mice

Neurocube: Platform that employs computer vision to detect changes in gait geometry and gait dynamics: **Gait**, **Correlation**, **Body Motion** demonstrate significant improvement

	WT vehicle v. Het vehicle	*Het vehicle v. Het AV2-73, 10 mg/kg*	*Het vehicle v. Het AV2-73, 30 mg/kg*
Overall			
	90, *p=0*	53, *p*> 0.69	62, *p*> 0.24
GAIT			
	78, p< 0.01	63, *p*> 0.09	**69, p< 0.05**
Paw Features			
	91, *p*< 0.001	52, *p*> 0.78	55, *p*> 0.56
Correlation			
	53, *p*> 0.66	56, *p*> 0.40	**76, *p*< 0.005**
Body Motion			
	71, *p*< 0.02	60, *p*> 0.20	**81, *p*< 0.003**
Paw Positioning			
	84, *p*< 0.0001	53, *p*> 0.57	57, *p*> 0.36

Bold represents significance

Anti-Depressant and Anti-Anxiety Effect of ANAVEX™ 2-73 in Porsolt Swim Test (PST) and in Open Field Test

No observed "sedative" effect of ANAVEX 2-73



Immobility Time (sec)
240
200
160
120
80
40
0
10
5
5
*
**
V
50
100
ANAVEX2-73
(mg/kg p.o)



Number of Crosses (mean)
500
400
300
200
100
0
10
5
5
**
V
50
100
ANAVEX2-73
(mg/kg p.o)

- Effect of ANAVEX2-73 on immobility time on PST. P<0.01, *p<0.05 and **p<0.01 for 50 and 100 mg/kg vs vehicle treated group. Statistical analysis performed with ANOVA followed by Dunnett's post-hoc test
- Effect of ANAVEX2-73 on the number of crosses (motility-exploratory behavior) in the Open Field Test. Statistical analysis performed with ANOVA followed by Dunnett's post-hoc test. P<0.05, **p<0.01

Presented at AES Meeting 2015

ANAVEX™ 2-73 Pre-Clinical Epilepsy Data

Significant Seizure Reduction with ANAVEX2-73 in both MES and PTZ-Induced Seizure Models



*** *** *** ***
100
90
80
70
60
50
40
30
20
10
0
% of Seizure reduction
Vehicle
10 mg/kg (p.o)
30 mg/kg (p.o.)
100 mg/kg (p.o.)
*** p<0.001
MES-induced convulsions#
PTZ-induced convulsions

Long-Lasting Effect Shown in PTZ-Induced Seizures



*** ***
100
90
80
70
60
50
40
30
20
10
0
% of Seizure reduction
Vehicle
60 mg/kg (p.o.)
4 hours
6 hours

ANAVEX 2-73 also shows *synergistic* activity with three generations of epilepsy drugs currently on the market: ETS (Zarontin®), VPA (Depakene®) and Gabapentin (Neurontin®)

Presented at AES Meeting 2015, # results have been confirmed by the NINDS screening program

ANAVEX™ 2-73 Potential Protective Role in Treatment of Patients with MS (Multiple Sclerosis)

- ANAVEX 2-73 reduces both oligodendrocytes (OL) and OL precursor cell death induced by 4 different toxic molecules by over 50%
- **Conclusion**: ANAVEX 2-73 protects oligodendrocytes (OL) from cytotoxic mechanisms involved in pathogenesis of MS lesions



% Trypan Blue+ OL
0
20
40
60
80
Control
ANAVEX 200 nM
Glutamate 100 µM
ANAVEX + Glut
Staurosporine 10 nM
ANAVEX + Stauro
Quinolinic 25 µM
ANAVEX + Quin
H2O2 2 µM
ANAVEX + H2O2
% Trypan Blue + OPC
Glutamate 100 µ M
% Trypan Blue+ OL
NMDA 2 mM
ANAVEX + NMDA
AMPA 100 µM
ANAVEX + AMPA
Kainate 2 mM
ANAVEX + kainate
% Trypan Blue+ OPC
*

ANAVEX 2-73 protects both OL and OL precursor cells from toxic agents: staurosporine (inducer of apoptosis), glutamate (excitotoxicity), reactive oxygen species (ROS) induced by H_2O_2 and quinolinic acid (QA, a tryptophan indoleamine metabolite associated with inflammation). ANAVEX 2-73 also protects against NMDA, AMPA and kainate

Presented by Lisak et al. at ACTRIMS 2016

Alzheimer's Market Overview

Forecast of Alzheimer's Disease Prevalence in the US


2000 (est)
2030 (est)
2050 (est)
4.5 Million
8.6 Million
16.0 Million
65-74 Years
75-84 Years
85+ Years

Source: Hebert LE et al. Arch Neurol.2003;60:1119-1122.

Changes in Number of Deaths (All Ages) Between 2000 and 2010


Breast Cancer
Prostate Cancer
Heart Disease
Stroke
HIV
Alzheimer's Disease
-2%
-8%
-16%
-23%
-42%
68%

- $307 billion spent caring for AD patients - expected to reach $1.5 trillion by 2050
- FDA has approved 4 drugs for AD that only temporarily slow worsening of symptoms for 6-12 months in ~50% of patients

Sources: Alzheimer's Association, ICAD, UC Davis Alzheimer's Disease Center, IMS U.S. National Institute on Aging, Alzheimer's Association, ICAD, UC Davis Alzheimer's Disease Center, IMS, Orange Book, UBS Global Research July 10 2014

Alzheimer's Disease is Complicated ...

- Removing amyloid beta (A-beta) plaques in the brain might be not sufficient to be completely effective
  - Recent disappointments of large Phase 3 studies: bapineuzumab (Pfizer), solanezumab (Eli Lilly), crenezumab (Roche) and gantenerumab (Roche)
- More likely: Free-floating particles of A-beta (oligomers) damage brain cells <u>in conjunction</u> with:
  - Tau hyper-phosporylation
  - Ca^{2+} imbalance
  - Inflammation
  - Mitochondrial dysfuncion
- **Healthy brain cells can clear A-beta very quickly when <u>not</u> distressed**

A further "upstream" Mixed muscarinic / Sig-1R agonist mechanism of action targeting neurodegeneration

Sigma-1R Reduces Chronic Stress and Protein Misfolding


Aß
Monomer
Healthy Cell:
Quick Removal
After Utilization
Chronically
Distressed Cell:
Misfolded Proteins
Aβ
Aß plays
important role
in hippocampal
memory
formation
Aβ
Aβ
dimer
Aβ
trimer
Ca2+
dysfunction
ANAVEX 2-73
Mitochondrial
Dysfunction
ROS
Hyper-
Phospho
Tau
Synaptic
Dysfunction
Amyloid
Plaques
Tangles
Proteosome

Sigma-1R Helping / Stimulating Own Body to Regain Functionality – Analogy to Cancer Immunotherapy

Source: M Alberini Learn. Mem. 2009. 16: 267-272, F LaFerla, Nature Reviews Neuroscience 8, 499-509 (July 2007) adaptation

ANAVEX™ 3-71 Significantly Decreases Hallmark Pathologies in 3xTg-Alzheimer's Disease Model



Time target quadrant (s)
30
20
10
0
V
AF
V
AF
nTg
3xTg-AD
##
*
Vehicle
ANAVEX3-71 (AF710B)

*## P < 0.01 versus nTg (vehicle); * P < 0.05 versus 3xTg-AD (vehicle)*

Reversed cognitive impairments in Morris water maze



Soluble
Insoluble
pg/mg protein
Aβ40
Aβ42
Vehicle
AF710B

** P < 0.05 versus 3xTg-AD (vehicle)*

Reduced Abeta pathology {Abeta1-40, Abeta1-42 and Abeta plaques}



GFAP (% of control)
Iba-1 (% of control)
100
75
50
25
0
**
Vehicle
AF710B

*** P < 0.01 versus 3xTg-AD (vehicle)*

Reduced neuroinflammation

{activated astrocytes (GFAP) and microglia (Iba-1)}



AT-100 (% of control)
AT-8 (% of control)
100
75
50
25
0
**
Vehicle
AF710B

*** P < 0.01 versus 3xTg-AD (vehicle).*

Reduced tau pathology

- 10 month-old 3xTg-AD and WT mice
- administered i.p. with tap water or ANAVEX 3-71 (10 mcg/kg/day) for 2 months

Source: Fisher et al., Neurodegenerative Diseases 2015 DOI: 10.1159/000440864

FDA Guidelines for Adaptive Trial and Population PK Design

- ✓ Fewer patients needed
- ✓ Shorter duration required
- ✓ More likely to demonstrate an effect of the drug (if one exists)
- ✓ More informative on the treatment's effects
- ✓ Broader and better dose-response information and subgroup effects

↓

Leads to more efficient study than conventional studies, Optimizing trial parameters for Phase 3 success

Source: U.S. Department of Health and Human Services Food and Drug Administration February 2010
http://www.fda.gov/downloads/Drugs/.../Guidances/ucm201790.pdf
http://www.fda.gov/downloads/Drugs/Guidances/UCM072137.pdf

ANAVEX™ 2-73 Efficient Clinical Trial Execution Plan

ANAVEX™2-73-001 Study:
- Phase 1 (oral)
- Single Ascending Dose (SAD)
- Healthy subjects

Completed

ANAVEX™2-73-002 Study:
- Phase 2a (oral)
- Mild-to-moderate AD patients
- Adaptive trial with Population PK
- Bioavailability, dose finding (PART A), and exploratory efficacy with 52 week open-label extension (PART B)

ANAVEX™2-73-003 Study:
- 104-week extension study after PART B

PART A: Preliminary Data CTAD 2015
PART A: Dose-Response
PART B 52 weeks: Ongoing

ANAVEX™2-73-00X Study:
- Phase 2 (oral)
- Rett syndrome patients
- Double-blind, placebo controlled study
- <3 month efficacy

ANAVEX™2-73-00Y Study:
- Phase 2/3 (oral)
- Mild-to-moderate AD patients
- Double-blind, placebo controlled study
- 6/12 month efficacy

Preparation underway

ANAVEX 2-73: Phase 2a with Adaptive Trial Design

Mild-Mod AD patients

→ ANAVEX 2-73 starting dose 30mg/50mg (oral) or 3mg, 5mg (IV)

→ ANAVEX 2-73 starting dose 30mg/50mg (oral) or 3mg, 5mg (IV) + Donepezil

⇢ Healthy control, Donepezil/ AchEI#

No. of Pts:	▪ 32 mild-moderate AD patients (MMSE 16-28), M/F = 19/13
Sites:	▪ 5
Allocation:	▪ Randomized
Duration:	▪ PART A: 5 weeks; PART B: 52 weeks plus 104-week extension
Endpoints:	▪ Safety, tolerability, bioavailability (PK study) ▪ Exploratory cognitive measures (EEG/ERP, MMSE, Cogstate) and ADCS-ADL ▪ Exploratory add-on therapy to AD standard of care

- Design embraces both **adaptive trial features** and **population pharmacokinetics**
- Captures all relevant information required for a larger Phase 2/3 study

Comparison to published data (AIBL)

Positive Phase 2a Results

- Phase 2a (PART A) results demonstrate a favorable safety, bioavailability, dose-response curve and tolerability/risk profile
- Despite the relative small sample size of this proof-of-concept randomized open-label study, dose-response analysis seem to indicate a cognitive benefit associated with ANAVEX 2-73 (Cogstate, MMSE, EEG/ERP improved significantly at 5 weeks of treatment)
  - Low-High dose was statistically significant to affect MMSE-Δ and ERP-Δ scores with **MMSE-Δ (*p*=0.0285) and ERP-Δ (*p*=0.0168)**, respectively
  - Results were confirmed by Bayesian and bootstrap analyses
- A minimum dose of 14 mg ANAVEX 2-73 required to achieve a therapeutic effect and to keep MMSE score unchanged
- Similar positive MMSE score effect and no notable difference between ANAVEX 2-73 alone and ANAVEX 2-73 with donepezil observed

PART A: Bioavailability Adaptive Cross-Over Design
PART B: 52 Wk Open-Label Extension and New 104 Week Study



Screening
Randomization
ORAL/IV
IV/ORAL
ORAL
ORAL
5 week
52 week
104 week
[time]
Part A
PK Study - completed
Part B
Extension - ongoing

- PART A is 5 week with on-off-on dosing of ANAVEX 2-73 starting dose of 30mg/50mg (oral) and 3mg, 5mg (IV)
- PART B is 52 week orally daily dosing regimen without any dose optimization

ANAVEX™ 2-73 Safety from Phase 2a

- **Safety profile**
- The most common AE was dizziness followed by headache
  - Events were mild or moderate and reversible with 80% being grade 1
  - There were no drug related AEs Grade 3, 4 and 5
  - Most (94.4%) observed within first 8 days
- AE profile similar to that of healthy volunteer Phase 1 data
- No differences in blood pressure or resting heart rate
- Clinical laboratory parameters, vital signs, and 12-lead ECG did not show any clinically relevant or dose-dependent changes

Voges et al., presented at CNS Summit 2014; Macfarlane et al., presented at CTAD 2015

Efficacy Data Measurements Cognition and Function

- Exploratory cognitive measures (Cogstate battery); (MMSE)
- Functional measures (ADCS-ADL)

Supportive Biomarker Measurements

- ERP (P300): fundamental measures of synaptic network performance and target engagement
- ERP target detection task measures: direct measure of attention, speed of brain processing, and simple functional performance

Comparable Baseline of SoC (AIBL-AD) and ANAVEX 2-73 Trial

SoC (Standard of Care) data from *Australian Imaging Biomarkers and Lifestyle* (AIBL-AD#) study testing Cogstate battery in Alzheimer's disease patients

Baseline data:	**SoC (AIBL-AD)**	**AV 2-73**
Participants (n)	43	32
Age (mean)	79.6	71
MMSE (mean)	22.16	20.5
ApoE4 carrier	70.27%	53%
AchEI and/or memantine##	100%	78%

 # Source: Lim YY et al (2013) Arch Clin Neuropsychol. Jun;28(4):320-30; ## memantine only in AIBL-AD study

ANAVEX 2-73 Improves Components of Cogstate Tasks at Week 5

Cognitive Decline ⟵⟶ Cognitive Improvement

Effect sizes for change from baseline



Detection
Identification
One Back
Visual Learning
ISLT
ISLT-delay
0.33
0.44*
1.10**
0.10
0.09
-0.22
-1.50
-1.00
-0.50
0.00
0.50
1.00
1.50
Magnitude of change from baseline (d)

*p<0.05, **p<0.001

Data relative to change in AD control group



Detection
Identification*
One Back**
Visual Learning
ISLT
ISLT-delay
0.33*
0.40*
0.86**
-4
-3
-2
-1
0
1
2
3
4
Standard deviation difference to AIBL study at same time point

*p<0.05, **p<0.001

- ANAVEX 2-73 improved 5 of 6 Cogstate tasks
- ANAVEX 2-73 treatment is associated with improvement in psychomotor function (detection), attention (Identification) and working memory (One back). This improvement is <u>greater</u> than that with comparable AD patients under standard of care, AChEIs (AIBL-ROCS)#

#Source: aibl.csiro.au/publications/

Macfarlane et al., presented at CTAD 2015

ANAVEX 2-73 Positive Trend in Interim ADCS-ADL Data



At week 12
70.00
68.00
66.00
64.00
62.00
60.00
58.00
Δ = +3.21 points
ADCS-ADL (Baseline PART B)
ADCS-ADL (Week 12)

ANAVEX 2-73 improved ADCS-ADL signal in 11 out of 14 (78.6%) patients at week 12

Macfarlane et al., presented at CTAD 2015

EEG/P300/ERP Highlights Target Engagement of ANAVEX 2-73 and Potential Correlation with Cognitive Effect on a Cellular Level



P300
Baseline
Week 5
Healthy Control*
*Cecchi et al. Alzheimer's & Dementia DADM. 2015 Dec 1; 1(4):387-394

	P300 Amplitude (µV)	Task Accuracy (%)	False Alarms (%)	Reaction Time (ms)
Baseline	5.99±0.58	83.8±.3.9	3.4±1.0	559.0±24.0
Week 5	7.09±0.72	92.6±2.4	1.0±0.5	492.6±23.8*
Healthy Control#	7.36±0.39	94.1±1.1	1.1±0.2	458.6±11.4
Data are mean ± SEM *p<0.0007				

Macfarlane et al., presented at CTAD 2015

Financial Summary

Symbol:	AVXL
Shares Outstanding:	34.6 million
52-Week Stock Price Range:	$3.16 - $14.84
Average Daily Volume:	1,261,330
Cash @ 12/31/2015:	$13.8 million
Cash Burn (est.):	~$600K/month

- Well-capitalized to achieve key clinical readouts
- No debt

Experienced Management Team with Strong Track Record in the CNS Space

Management and Directors

Christopher U. Missling, PhD, MBA
Tasos Zografidis, PhD
Uli Elben, PhD
Kristina Capiak
Bernd Metzner, PhD
Elliot Favus, MD
Steffen Thomas, PhD
Tom Skarpelos

Scientific Advisory Board

Abraham Fisher, PhD
Jeffrey Cummings, MD
Paul Aisen, MD
Harald Hampel, MD, PhD
Norman Relkin, MD, PhD
Michael Gold, MD
Jacqueline French, MD
Corinne Lasmézas, DVM, PhD
John Harrison, PhD
Ottavio Arancio, MD, PhD
Tangui Maurice, PhD

Key Achievements to Date and Expected Catalysts in 2016

- ☑ New 104 week extension study of Phase 2a after PART B
- ☑ Preparation for Phase 2 study in Rett syndrome
  - Double-blinded, randomized, placebo-controlled
- ☑ Preparation for Phase 2/3 study in Alzheimer's disease
  - Double-blinded, randomized, placebo-controlled, Potential for first registration study
- ☐ Present at three scientific meetings in 2016
- ☐ Phase 2a – Report PART B data at scientific meetings once data available
- ☐ Phase 2a – Report PK/PD data once data available
- ☐ File IND for non-disclosed indication
- ☐ Complement current pipeline through in-licensing – ongoing

Contact Us

Corporate Office:

Anavex™ Life Sciences Corp.
51 West 52nd Street, 7th floor
New York, NY 10019
(212) 332 4449

Shareholder & Media Relations:

Toll-free: 1-866-505-2895
Outside North America: + 1 (416) 489-0092
Email: ir@anavex.com
www.anavex.com
NASDAQ: AVXL